UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2006

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) held on May 19, 2006, the stockholders of the Company approved the adoption of the Ventas, Inc. 2006 Incentive Plan (the “Incentive Plan”) and the Ventas, Inc. 2006 Stock Plan for Directors (the “Director Plan” and, together with the Incentive Plan, the “Plans”).

The following summary describes the principal features of the Plans, each of which will become effective on May 31, 2006, and is qualified by reference in its entirety to the Plans.

Incentive Plan

The purpose of the Incentive Plan is to advance the Company’s interests and the interests of its stockholders by attracting, retaining, and motivating employees who will be responsible for the long-term success and development of the Company. The Incentive Plan permits, but does not require, the award of a variety of economic incentives to the Company’s employees, including stock options, restricted stock, restricted stock units, stock awards, performance units, units of partnership interest in its operating partnerships (“Op Units”), cash awards, and stock appreciation rights (“SARs”).

Plan Administration and Eligibility

The Incentive Plan is administered by a committee (the “Plan Committee”) composed of one or more directors of the Company or the entire Board of Directors (the “Board”). In administering the Incentive Plan, the Plan Committee will determine, among other things: (i) individuals to whom grants of awards will be made; (ii) the type and size of awards; and (iii) the terms of an award including, but not limited to, a vesting schedule, exercise price, restrictions or performance criteria, and deferral opportunity. The Plan Committee may also construe and interpret the Incentive Plan. The Plan Committee will initially be the Executive Compensation Committee of the Board.

All full-time employees of the Company, or any subsidiary, partnership or limited liability company in which it owns a majority interest, are eligible to receive awards under the Incentive Plan when designated by the Plan Committee. In selecting employees to receive awards under the Incentive Plan, the Plan Committee must take into consideration such factors as it deems relevant in promoting the purposes of the Incentive Plan, including the duties of the employees and their present and potential contribution to the success of the Company.

Shares Available for Issuance

The Incentive Plan provides that 5,000,000 shares of common stock, par value $0.25 per share (“Common Stock”), and Op Units, in the aggregate, will be available for the granting of awards and the maximum number of shares of Common Stock and Op Units with respect to which stock options or other stock-based awards may be granted to any individual shall be 5,000,000. The maximum amount of a cash award which may be granted to an employee during any calendar year will not be greater than $10 million. The Common Stock subject to the Incentive Plan will be authorized but unissued shares or treasury shares. Pursuant to the Incentive Plan, the number and kind of shares or Op Units to which awards are subject may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares. If and to the extent an award under the Incentive Plan expires or terminates for any reason without having been exercised in full or is forfeited, the shares (including restricted stock) or Op Units associated with such award will again become available for issuance pursuant to other awards under the Incentive Plan.

Awards under the Plan

Stock Options. The Plan Committee may grant stock options to eligible individuals in the form of incentive stock options or non-qualified stock options. All incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code (the “Code”). The exercise period for any stock option will be determined by the Plan Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a “Ten-Percent Shareholder,” as defined in the Incentive Plan). The exercise price per share of the Common Stock covered by a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Shareholder). The exercise price is payable, at the Plan Committee’s discretion, in cash, in shares of already owned Common Stock held for at least six months, or in any other reasonable consideration that the Plan Committee may deem appropriate. Stock options will be exercisable in installments as determined by the Plan Committee and as set forth in the employee’s option agreement. Each option grant may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan Committee may, in its discretion and with appropriate restrictions, authorize any non-qualified stock option to be transferable to the employee’s spouse, lineal descendants or a trust or other entity exclusively for the benefit of the employee and such persons.

The Plan Committee determines the terms of the stock options. However, except for adjustments pursuant to the Plan, the Plan Committee will not change the exercise price of an outstanding stock option without the approval of stockholders. Unless the Plan Committee determines otherwise or except as otherwise provided in the applicable option agreement, the following treatment of stock options applies upon termination of employment. If any employee’s employment terminates by reason of death or disability, any outstanding stock option will vest fully and be exercisable at any time within two years following the date of death or disability for a non-qualified stock option and one year following the date of death or disability for an incentive stock option (but in no event beyond the stated term of the option). Upon an employee’s retirement, a stock option will be exercisable at any time prior to the end of the stated term of the stock option or two years following the retirement date in the case of a non-qualified stock option and 90 days after retirement in the case of an incentive stock option, whichever is the shorter period, but only to the extent the stock option is exercisable at retirement. Upon termination for any other reason other than for cause, any previously vested stock option will be exercisable for the lesser of 180 days or the balance of the stock option’s stated term, but in no event shall the stock option’s term exceed the stated term. In the event of termination for cause, all options, whether or not exercisable, will terminate.

Restricted Stock and Restricted Stock Units. Subject to the limitations of the Incentive Plan, the Plan Committee may grant restricted stock or restricted stock units to eligible employees. Generally, employees receiving restricted stock or restricted stock units are not required to pay the Company for the restricted stock (except for applicable tax withholding). Restricted stock awards are shares of Common Stock that are subject to restrictions on transfer or other incidence of ownership which lapse based solely on continued employment with the Company for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Plan Committee. Restricted stock units are awards denominated in units of Common Stock that are subject to restrictions which lapse based solely on continued employment with the Company for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Plan Committee. The Plan Committee also will determine all terms and conditions pursuant to which restrictions on restricted stock or restricted stock units will lapse. At the discretion of the Plan Committee, certificates representing shares of restricted stock will be deposited with the Company until the restriction period ends. Grantees of restricted stock will have all the rights of a stockholder with respect to the restricted stock and shall receive dividends thereunder. Grantees of restricted stock units do not have the rights of stockholders but do receive dividend equivalents.

The Plan Committee determines the terms of the restricted stock and restricted stock units. Unless the Plan Committee determines otherwise, the following treatment of restricted stock and restricted stock units applies upon termination of employment. If an employee’s employment terminates by reason of death or disability prior to the expiration of the restriction period applicable to restricted stock units or any shares of restricted stock then held by the employee, all restrictions pertaining to such restricted stock units or shares immediately lapse. Upon termination for any other reason, all restricted stock units and shares of restricted stock are forfeited; provided, however, the Plan Committee may provide by agreement with the employee or otherwise that the restrictions on some or all of the shares or restricted stock units held by an employee shall lapse upon the employee’s retirement or other termination of employment other than for cause.

Op Units. The Plan Committee may grant Op Units to eligible employees. The Plan Committee determines the terms and restrictions on the award of Op Units. The right to distributions with respect to Op Units is determined by the award agreement and the partnership agreement with respect to the Op Unit.

Performance Units. The Plan Committee may grant performance units to eligible employees. Each performance unit will specify the performance goals, performance period and the number of performance units granted. The performance period will not be less than six months, or more than five years, as determined by the Plan Committee. Performance goals are those objectives established by the Plan Committee which may be expressed in terms of earnings per share, price of the Common Stock, pre-tax profit, net earnings, return on equity or assets, revenues, funds from operations per share, total stockholder return, tenant diversification, asset diversification, payor diversification, geographic diversification, any combination of the foregoing, or such other goals as the Plan Committee may determine. Performance goals may relate to the performance of the Company or a subsidiary, a division or other operating unit thereof. The Plan Committee must establish performance goals within 90 days of the commencement of the applicable fiscal year. Performance goals may be established as a range of goals if the Plan Committee so desires. If the Plan Committee determines that the performance goals have been met, the employee will be entitled to the appropriate payment with respect thereto. At the option of the Plan Committee, payment may be made solely in shares of Common Stock, solely in cash, or a combination of cash and shares of Common Stock. The award of performance units does not create any rights in such employee as a stockholder of the Company.

Unless the Plan Committee determines otherwise, if an employee’s employment terminates by reason of death or disability prior to the expiration of the performance period applicable to any performance unit then held by the employee, all restrictions pertaining to such performance units shall lapse and the employee will be entitled to the full amount of any award of performance units. Unless the Plan Committee determines otherwise, upon termination for any other reason, all performance units are terminated.

Stock Appreciation Rights and Stock and Cash Awards. The Plan Committee may grant SARs to eligible individuals. SARs constitute a right to receive, without payment to the Company, shares of Common Stock, cash or any combination thereof, having a value equal to the appreciation of the shares to which the SAR relates, determined in accordance with the Incentive Plan. The term of each SAR shall be determined by the Plan Committee, but will not exceed ten years from the date of its grant. The Plan Committee determines all terms and conditions relating to any award of SARs.

The Plan Committee may also grant stock and cash awards under the Incentive Plan. Stock and cash awards may be subject to terms and conditions, which may vary from time to time and among employees, as the Plan Committee deems appropriate. Each award of stock or cash may provide for a lesser payment in the event of partial fulfillment of performance goals.

Change in Control

Generally, in the event of a Change in Control (as defined in the Incentive Plan or in the agreement evidencing an award under the Incentive Plan) of the Company, all outstanding stock options and SARs become fully vested and immediately exercisable in their entirety. In addition, upon a Change in Control, all restrictions on restricted stock, restricted stock units and Op Units lapse and outstanding performance units become fully vested and immediately payable.

Amendments and Termination

The Board may at any time, terminate, and from time to time, amend or modify the Incentive Plan. Any such action of the Board generally may be taken without the approval of the Company’s stockholders, but any material revision to the Incentive Plan can be made solely by the Board only to the extent that such stockholder approval is not required by applicable law or regulation or any national securities exchange on which the shares of Common Stock are listed. In no event may an amendment to the Incentive Plan increase the number of shares of Common Stock or Op Units available thereunder without the approval of the Company’s stockholders.

The Incentive Plan will terminate on the earliest to occur of (i) the date when all of the shares of Common Stock and Op Units available under the Incentive Plan have been acquired through the exercise of awards and the payment of benefits in connection with awards under the Incentive Plan, (ii) May 31, 2016 and (iii) such other date as the Board may determine.

Director Plan

The purpose of the Director Plan is to promote the Company’s interests and the interests of its stockholders by allowing the Company to attract and retain highly qualified directors by permitting them to obtain or increase their proprietary interest in the Company. The Director Plan provides for annual awards of options and restricted stock or restricted stock units to each of the Company’s non-employee directors and the flexibility to provide additional awards to non-employee directors.

Plan Administration

The Director Plan is administered by a committee appointed by the Board of Directors (the “Committee”). The Nominating and Governance Committee of the Board will initially serve as the Committee for the Director Plan. Portions of the Director Plan are designed to operate automatically.

Shares Available for Issuance

The Director Plan provides for an aggregate of 400,000 shares of Common Stock or Op Units generally convertible into shares of Common Stock that can be issued under the Director Plan. The shares subject to the Director Plan are authorized but unissued shares or treasury shares. Pursuant to the Director Plan, the number and kind of shares or Op Units available under the Director Plan and to which awards are subject will be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares. Pursuant to the terms of the Director Plan, shares of Common Stock subject to options granted under the Director Plan that expire unexercised or are forfeited and shares of restricted stock, restricted stock units, Op Units or other awards that are forfeited will again become available for issuance pursuant to other awards under the Director Plan.

Awards under the Plan

Stock Options. On January 1 of each year during the term of the Director Plan, each non-employee director (i) who is elected a director at the preceding annual meeting of stockholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on such January 1 will receive a grant of an option for shares of Common Stock in a number determined by the Committee. Such options will have the terms and conditions described below.

The exercise price of the option will be equal to 100% of the fair market value of the shares of Common Stock on the date the option is granted. The term of the option will be ten years from the date of grant, unless sooner terminated as provided in the Director Plan. The option is exercisable in two equal annual installments, with the first installment becoming exercisable on the date of grant of the option and the second installment becoming exercisable on the first anniversary of the date of grant of the option. Upon a Change in Control (as defined in the Director Plan) or the retirement of the director, the optionee will have the right to exercise the option in full as to all shares of Common Stock subject to the option.

If the optionee ceases to be a director of the Company for any reason other than death, disability, retirement or removal for cause, the option terminates six months after the optionee ceases to be a director of the Company (unless the optionee dies during such period), or on the option’s expiration date, if earlier, and will be exercisable during such period after the optionee ceases to be a director of the Company only with respect to the number of shares of Common Stock which the optionee was entitled to purchase on the day preceding the day on which the optionee ceased to be a director. If the optionee ceases to be a director of the Company because of removal for cause, the option terminates on the date of the optionee’s removal.

In the event of the optionee’s death, disability or retirement while a director of the Company, or the optionee’s death within six months after the optionee ceases to be a director (other than by reason of removal for cause), the option terminates upon the earlier to occur of (i) twelve months after the date of the optionee’s death, disability or retirement or (ii) the option’s expiration date. The option will be exercisable during such period after the optionee’s death or disability with respect to the number of shares as to which the option shall have been exercisable on the date preceding the optionee’s death or disability, as the case may be. In the event of the retirement of the director, the option will be fully exercisable during such period.

Options are generally not transferable by the optionee otherwise than by bequest or the laws of descent and distribution and are generally exercisable during the optionee’s lifetime only by the optionee; provided, however, that the optionee may, subject to certain restrictions, transfer options to certain family members, trusts for the exclusive benefit of certain family members, or a partnership or limited liability company in which such optionee and/or certain of the optionee’s family members are the only partners or members, as applicable.

Subject to the terms and provisions of the Director Plan, the Committee may grant additional options at any time and from time to time. The Committee determines the terms and conditions of these grants, but in no event will the exercise price of such options be less than 100% of the fair market value of shares of Common Stock on the date the option is granted.

Restricted Stock and Restricted Stock Units. On January 1 of each year during the term of the Director Plan, each non-employee director (i) who is elected a director at the preceding annual meeting of stockholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on such January 1 will receive a grant of shares of restricted stock or restricted stock units in a number determined by the Committee. On the initial election by the stockholders of a non-employee director to the Board who is not and has not been a member of the Board, or if earlier, on the initial appointment by the Board of a non-employee director, such director will receive a grant of shares of restricted stock or restricted stock units in a number determined by the Committee. The restrictions on the transfer of shares of restricted stock granted will lapse with respect to one-half of the shares of restricted stock granted on the first anniversary of the date of such grant, provided the recipient of the grant is a director at such time, and with respect to the remaining one-half of the shares of restricted stock on the second anniversary of the date of such grant, provided the recipient of the grant is a director at such time. One-half of the restricted stock units granted will vest on the first anniversary of the date of such grant, provided the recipient of the grant is a director at such time, and the remaining one-half of the restricted stock units will vest on the second anniversary of the date of such grant, provided the recipient of the grant is a director at such time.

Upon a Change in Control or the retirement of the director, all restrictions pertaining to the then outstanding shares of restricted stock and restricted stock units held by the director lapse and such shares of restricted stock will thereafter be immediately free from any and all restrictions under the Director Plan and restricted stock units will be paid as set forth in the award agreement. Directors are generally entitled to dividends paid on restricted stock or dividend equivalents on restricted stock units.

Subject to the terms and provisions of the Director Plan, the Committee may grant additional shares of restricted stock or restricted stock units at any time and from time to time. The Committee determines the terms and conditions of these grants.

Other Stock-Based Awards. The Director Plan provides that the Committee may grant to non-employee directors such other awards (including without limitation stock awards, stock appreciation rights, Op Units, and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including without limitation securities convertible into shares of Common Stock, including without limitation Op Units) as are deemed by the Committee to be consistent with the purpose of the Director Plan.

Amendments and Termination

The Board may discontinue, amend, modify or terminate the Director Plan at any time. However, to the extent required to meet the requirements of any national securities exchange or system on which the shares are then listed or reported or the requirements of a regulatory agency having jurisdiction with respect to the Director Plan, stockholder approval will be necessary for any amendment that makes a material revision of the Director Plan. In no event may an amendment to the Director Plan increase the number of shares of Common Stock or Op Units available under the Director Plan without the approval of the Company’s stockholders.

The Director Plan will terminate on the earliest to occur of (i) the date when all of the shares of Common Stock and Op Units available under the Director Plan have been acquired through the grant of restricted stock and other awards and the exercise of options granted under the Director Plan or through the vesting of awards, (ii) May 31, 2016, and (iii) such other date as the Board may determine.

The foregoing descriptions are qualified by reference in their entirety to the Plans, copies of which are incorporated by reference as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 1.01.

Item 8.01. Other Events.

On May 19, 2006, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.395 per share, payable in cash on June 28, 2006 to stockholders of record on June 7, 2006. The dividend is the second quarterly installment of the Company’s 2006 annual dividend.

A copy of the press release issued by the Company on May 19, 2006 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description
10.1	Ventas, Inc. 2006 Incentive Plan (incorporated herein by reference to Annex A to the Company’s definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, filed on April 5, 2006).

10.2	Ventas, Inc. 2006 Stock Plan for Directors (incorporated herein by reference to Annex B to the Company’s definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, filed on April 5, 2006).

99.1	Press release issued by the Company on May 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: May 23, 2006	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Ventas, Inc. 2006 Incentive Plan (incorporated herein by reference to Annex A to the Company’s definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, filed on April 5, 2006).

10.2	Ventas, Inc. 2006 Stock Plan for Directors (incorporated herein by reference to Annex B to the Company’s definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, filed on April 5, 2006).

99.1	Press release issued by the Company on May 19, 2006.